POWERSHARES EXCHANGE-TRADED FUND TRUST II
(the "Trust")

SUPPLEMENT DATED OCTOBER 8, 2010 TO THE PROSPECTUS DATED FEBRUARY 26, 2010 OF:

PowerShares DWA Developed Markets Technical Leaders Portfolio

PowerShares DWA Emerging Markets Technical Leaders Portfolio

PowerShares Dynamic Developed International Opportunities Portfolio

PowerShares Emerging Markets Infrastructure Portfolio

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PowerShares FTSE RAFI Emerging Markets Portfolio

PowerShares FTSE RAFI Europe Portfolio

PowerShares FTSE RAFI Japan Portfolio

PowerShares Global Agriculture Portfolio

PowerShares Global Biotech Portfolio

PowerShares Global Clean Energy Portfolio

PowerShares Global Coal Portfolio

PowerShares Global Gold and Precious Metals Portfolio

PowerShares Global Nuclear Energy Portfolio

PowerShares Global Progressive Transportation Portfolio

PowerShares Global Steel Portfolio

PowerShares Global Water Portfolio

PowerShares Global Wind Energy Portfolio

PowerShares MENA Frontier Countries Portfolio

The Board of Trustees of the Trust approved the liquidation of the PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Biotech Portfolio and PowerShares Global Progressive Transportation Portfolio (collectively, the "Funds"), which is expected to occur on or about December 21, 2010.

At the close of business on December 7, 2010, the Funds will no longer accept creation orders. The last day of trading in the Funds on NYSE Arca, Inc. ("NYSE Arca") and The NASDAQ Stock Market LLC ("NASDAQ"), as applicable, will be December 14, 2010. In early December 2010, the Funds will begin the process of liquidating their respective portfolio securities. This process will cause each Fund's holdings to deviate from the securities included in that Fund's underlying index and each Fund to increase its cash holdings, which may lead to increased tracking error.

Shareholders may sell their holdings on NYSE Arca and NASDAQ, as applicable, until market close on December 14, 2010, and may incur typical transaction fees from their broker-dealer. Shareholders who do not sell their shares on or before December 14, 2010 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about December 21, 2010. Shareholders will generally recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call 800-983-0903 for additional information.

Please Retain This Supplement For Future Reference

P-PS-STK-8 10/8/10